IXIS ADVISOR INCOME AND TAX FREE INCOME FUNDS

Supplement dated April 5, 2007 to the IXIS Advisor Income and Tax Free Income Funds Class ABC Prospectus and IXIS Advisor Income Funds Class Y Prospectus, each dated February 1, 2007, each as may be revised or supplemented from time to time

This supplement replaces the supplement dated April 2, 2007.

Effective July 1, 2007, the first paragraph of the section “Dividends and Distributions” will be amended and restated as follows:

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund declare and pay dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund declare dividends for each class daily and pays them monthly. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

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